SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 1, 2000


                        BIOJECT MEDICAL TECHNOLOGIES INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Oregon
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        0-15360                                            93-1099680
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


     7620 S.W. Bridgeport Road
         Portland, Oregon                                    97224
---------------------------------------               -------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code  (503) 639-7221


             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                                Page 1 of 6 Pages
                             Exhibit Index on Page 4

Item 5.   Other Events

The press release attached as Exhibit 99.1 is hereby incorporated by reference herein.

Item 7.  Exhibits

99.1     Press Release dated March 1, 2000
















                               Page 2 of 6 Pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIOJECT MEDICAL TECHNOLOGIES INC.



Date:  March 1, 2000                   By /s/ Christine M. Farrell
                                          --------------------------------------
                                          Christine M. Farrell
                                          Controller and Secretary










                               Page 3 of 6 Pages

                                  Exhibit Index
                                  -------------

Exhibit
Number            Exhibit                                                Page
------            -------                                                ----
 99.1             Press Release dated March 1, 2000

















                               Page 4 of 6 Pages